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                                                                   EXHIBIT  23.3

                          Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated May 8, 1995, with respect to the financial statements and schedule of CorVel Corporation in Amendment No.2 to the Registration Statement (Form S-4) and related Prospectus of ENStar Inc. for the registration of 3,357,400 shares of its common stock.

Orange County, California

November 7,1996                                          /s/  Ernst & Young LLP